UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.        )

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

T3 DEFENSE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

T3 DEFENSE INC.

575 Fifth Avenue, 14th Floor

New York, New York 10017

(212) 791-4663

SUPPLEMENT TO THE PROXY STATEMENT FOR THE
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 18, 2026

This supplement to the proxy statement (this “Supplement”) is being filed by T3 Defense Inc., a Delaware corporation (the “Company”), with the U.S. Securities and Exchange Commission (the “SEC”) to supplement the Company’s definitive proxy statement filed with the SEC on May 27, 2026, as amended and restated by Amendment No. 1 filed with the SEC on June 1, 2026 (as so amended and restated, the “Proxy Statement”), relating to the Special Meeting of Stockholders of the Company to be held at 10:00 a.m. eastern time on June 18, 2026, virtually at www.virtualshareholdermeeting.com/DFNS2026SM (the “Special Meeting”). Holders of record of the Company’s common stock and Series B Convertible Preferred Stock as of the close of business on May 21, 2026, the record date for the Special Meeting, are entitled to notice of, and to vote at, the Special Meeting.

This Supplement should be read together with the Proxy Statement. Except as supplemented by the information set forth below, the information contained in the Proxy Statement remains unchanged. This Supplement does not change the proposals to be acted upon at the Special Meeting, or the recommendations of the Board of Directors with respect to those proposals, each as described in the Proxy Statement.

On June 15, 2026, the Company filed a Current Report on Form 8-K with the SEC. The text of the disclosure set forth under Item 8.01 (Other Events) of that Current Report is reproduced below.

Item 8.01 Other Events.

On June 12, 2026, T3 Defense Inc. (the “Company”) sold 15,187,265 shares of common stock to Esousa Group Holdings, LLC pursuant to the terms of the common stock purchase agreement dated September 19, 2025 (the “Purchase Agreement”) in consideration for an aggregate of $3,805,929 in gross proceeds. The offer and sale of shares was made pursuant to the registration statement which was declared effective by the Securities and Exchange Commission on December 23, 2025 (registration no. 333-292209).

In connection with the sale of these securities pursuant to the Purchase Agreement, the investor waived the prohibition against the Company issuing purchase notices under the equity line program that is contained in that certain securities purchase agreement, dated February 24, 2026, by and between the Company and the investor. In addition, the Company and the investor effectuated the following additional purchases on the dates indicated below:

Date	Number of Shares	Aggregate Gross Proceeds
April 20, 2026	74,880	$42,232
May 15, 2026	146,706	$61,925
May 22, 2026	284,236	$96,299
May 29, 2026	1,237,361	$425,652
June 4, 2026	364,336	$113,199
June 12, 2026	15,187,265	$3,805,929
Total:	17,294,784	$4,545,236

There is no assurance that the investor will permit a future waiver of the prohibition and the company may not be able to make any further sales under the equity line program until all of the conditions contained in the Securities Purchase Agreement, dated February 24, 2026, are satisfied.

As of the date hereof, the Company has issued and outstanding 94,832,476 common shares and 200 shares of Series B Convertible Preferred Stock, which were issued pursuant to that certain Securities Purchase Agreement, dated February 24, 2026.

Relationship to the Proxy Statement

The common stock purchase agreement dated September 19, 2025 described above is the equity line of credit that the Company entered into with Esousa Group Holdings, LLC (“Esousa”) in September 2025, and is referred to in the Proxy Statement as the “ELOC Purchase Agreement.” Under the ELOC Purchase Agreement, and subject to the conditions set forth in that agreement, the Company may direct Esousa to purchase up to $250,000,000 of the Company’s common stock over a 36-month period. The resale of the shares issued under the ELOC Purchase Agreement, including the shares described above, was registered under the Company’s registration statement on Form S-1 (Registration No. 333-292209), which was declared effective by the SEC on December 23, 2025 and which covers the resale of up to 48,000,000 shares of common stock by Esousa. As described in the Proxy Statement under “Security Ownership of Certain Beneficial Owners and Management,” purchases by Esousa under the ELOC Purchase Agreement are subject to a 9.99% beneficial ownership limitation, and the beneficial ownership reported for Esousa in the Proxy Statement excludes the shares that Esousa may be required to purchase under the ELOC Purchase Agreement because their issuance is solely at the Company’s discretion.

The securities purchase agreement dated February 24, 2026 described above is the Securities Purchase Agreement for the February 2026 Private Placement, referred to in the Proxy Statement as the “Securities Purchase Agreement” entered into with the “Investor.” The issuance of shares of common stock upon exercise of the Warrants, and upon conversion of the shares of Series B Convertible Preferred Stock, issued or issuable under the Securities Purchase Agreement is the subject of Proposal One (the Warrant Shares Proposal) and Proposal Two (the Preferred Stock Conversion Issuance Proposal) to be voted on at the Special Meeting, each as described in the Proxy Statement. The prohibition on the Company’s issuance of purchase notices under the ELOC Purchase Agreement that was waived, as described above, is contained in the Securities Purchase Agreement.

As described above, as of June 15, 2026 the Company had 94,832,476 shares of common stock and 200 shares of Series B Convertible Preferred Stock issued and outstanding. The Proxy Statement reports that, as of the close of business on May 21, 2026, the record date for the Special Meeting, there were 60,270,525 shares of common stock and 200 shares of Series B Convertible Preferred Stock issued and outstanding, and the share amounts and the ownership and dilution percentages set forth in the Proxy Statement, including in Proposal Two, are calculated on that basis. The number of shares entitled to vote at the Special Meeting is determined as of the record date and is not affected by the issuances described above.

Your Vote Is Important

Whether or not you plan to attend the Special Meeting, the Company urges you to vote as promptly as possible by following the instructions in the Proxy Statement and on your proxy card or voting instruction form. If you have already voted and do not wish to change your vote, no further action is required.

Cautionary Note Regarding Forward-Looking Statements

This Supplement contains forward-looking statements, including statements regarding the Company’s ability to make future sales under its equity line program. These statements involve known and unknown risks and uncertainties that may cause actual results to differ materially from those expressed or implied. Additional information concerning these risks is contained in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K and its subsequent periodic reports. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

The date of this Supplement is June 16, 2026.

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